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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                                    FORM 8-K/A
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  June 22, 2000
                                                         --------------

                         e-financial  depot.com,  Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

Delaware                              000-26899            33-0809711
--------                             ---------             ----------
(State  or  other  jurisdiction     (Commission     (IRS  Employer
           of  incorporation)      File  Number)     Identification  No.)

150  -  1875  Century  Park  East,  Century  City,  California     90067
--------------------------------------------------------------     -----
     (Address  of  principal  executive  offices)            (Zip  Code)

Registrant's  telephone  number,  including  area  code  (877)  739-3812
                                                         ---------------
         (Former name or former address, if changed since last report.)

ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT.

Not  applicable.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On June 22, 2000 the Registrant entered into an agreement (the "Share Purchase Agreement") with Westcor Mortgage Inc. ("Westcor") and Patricia Kirkham and
Dennis Petersen, both business persons of Calgary, Alberta (the "Vendors") pursuant to which the Registrant acquired all of the issued common shares of Westcor (the "Vendors Shares"). Westcor is a private Alberta company which carries on the mortgage brokerage business. The assets of Westcor are primarily goodwill in the form of an operating brokerage which received commissions for placing approximately US$97 million in mortgages in 1999. The direct consideration for the purchase of the Vendors Shares (the "Transaction") was the payment of US$600,000 by the issue of two promissory notes totalling US$592,636 and a holdback retained by the Registrant of US$7,364. The promissory notes are secured by a pledge of the Vendors Shares in an agreement between the Vendors and the Registrant dated for reference February 29, 2000 (the "Hypothecation Agreement").

Prior to the acquisition of the Vendors Shares, Westcor issued to the Vendors 295520 Exchangeable shares of Westcor which are exchangeable into an equal number of common shares of the Registrant at a deemed price of US$4.25 per share. In addition, the Registrant issued 73880 common shares of the Registrant at the same deemed price to a financial intermediary, Oxford Capital Corp. ("Oxford"). Accordingly, the value of shares of the Registrant into which the Exchangeable shares may be exchanged was approximately US$1,255,960 and the total effective consideration for the Vendors Shares was US$2,169,950 of which US$313,990 in the form of common shares of the registrant was received by Oxford.

All of the Exchangeable shares are held in escrow pending the completion of an audit of Westcor pursuant to an escrow agreement among the Registrant, the Vendors and Oxford dated for reference February 29 2000 (the "Escrow Agreement"). If the value of Westcor's assets as disclosed by the audit is less than that shown on Westcor's management prepared financial statements for the nine month period ending January 31, 2000, a proportionate number of Exchangeable shares will be cancelled prior to the release of Exchangeable shares from escrow.

The consideration paid by the Registrant for the Vendors Shares was determined by negotiation with the Vendors. Prior to the closing of the Transaction the Vendors were completely at arms length from the Registrant and its affiliates. The Registrant intends to discharge its obligations under the promissory notes by carrying out one or more private placements of its common shares.

In addition to the Share Purchase Agreement, the Hypothecation Agreement and the Escrow Agreement, the Registrant entered into two other agreements relating to the Transaction both dated for reference February 29, 2000. In an agreement with Westcor (the "Support Agreement") the Registrant agreed to refrain from making corporate distributions or alterations without protecting the holders of the Exchangeable shares by ensuring that they receive the equivalent value on any such distribution or alternation as they would have received if they had held common shares of the Registrant directly. The Registrant also agreed to ensure that Westcor is able to meet its obligation to deliver common shares of the Registrant on the exchange of the Exchangeable Shares.

Pursuant to an agreement (the "Voting Trust and Exchange Agreement") with Westcor, the Vendors and Miller Thomson as trustee , the trustee will be issued one special voting share of the Registrant on behalf of the Vendors which will effectively allow the Vendors, as holders of Exchangeable Shares, to have one vote per each such share at general meetings of the Registrant. In addition, certain rights to exchange Exchangeable Shares for common stock of the Registrant are granted. The Voting Trust and Exchange Agreement also contains a grant by the Registrant to the Vendors of certain "piggy-back" rights to have the common shares of the Registrant which they receive on the exchange of their Exchangeable Shares registered concurrently with the registration of new issues of the Registrant's common stock.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

Not  applicable.

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Not  applicable.

ITEM  5.     OTHER  EVENTS

Not  applicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

Not  applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Businesses  Acquired

Westcor  Mortgage  Inc.
April  30,  2000  and  1999
(U.S.  dollars)



REPORT  OF  INDEPENDENT  AUDITORS



To  the  Board  of  Directors  of
Westcor  Mortgage  Inc.

We have audited the accompanying balance sheets of Westcor Mortgage Inc. as at April 30, 2000 and 1999 and the related statements of income (loss) and comprehensive income (loss) and retained earnings (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westcor Mortgage Inc. as at April 30, 2000 and 1999 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.



                                   Ernst  &  Young  LLP
                                   --------------------
                                   /s/  Ernst  &  Young  LLP
                                    Chartered  Accountants
Calgary,  Canada
July  13,  2000

Westcor  Mortgage  Inc.



BALANCE  SHEETS
(all  amounts  expressed  in  U.S.  dollars)

As  at  April  30

                                                                    2000       1999
                                                                     $         $
----------------------------------------------------------------  ---------  --------
ASSETS
Current
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34        34
Term deposits [note 3] . . . . . . . . . . . . . . . . . . . . .     7,306     7,045
Accounts receivable. . . . . . . . . . . . . . . . . . . . . . .    51,827   111,286
Prepaid expenses and deposits. . . . . . . . . . . . . . . . . .     2,447     2,479
Due from stockholders [note 4] . . . . . . . . . . . . . . . . .     3,323    84,518
                                                                  ---------  --------
                                                                    64,937   205,362
Capital assets [note 5]. . . . . . . . . . . . . . . . . . . . .    12,485    17,428
                                                                    77,422   222,790
                                                                  ---------  --------

LIABILITIES AND STOCKHOLDERS' (DEFICIENCY)
EQUITY
Current
Bank indebtedness [note 6] . . . . . . . . . . . . . . . . . . .    39,553    36,744
Accounts payable and accrued liabilities . . . . . . . . . . . .    48,934    84,919
Unearned revenue . . . . . . . . . . . . . . . . . . . . . . . .     6,030     8,880
Income taxes payable [note 9]. . . . . . . . . . . . . . . . . .    10,810     7,922
Notes payable [note 7] . . . . . . . . . . . . . . . . . . . . .    43,219    43,776
                                                                  ---------  --------
                                                                   148,546   182,241
                                                                  ---------  --------

Commitments [note 10]

Stockholders' (deficiency) equity
Share capital [notes 8 and 15] . . . . . . . . . . . . . . . . .        70        70
Authorized
  Unlimited number of Class A common voting shares,
 Class B common voting shares, and Class C redeemable preferred shares
Outstanding
  100 no par value Class A common voting shares
Cumulative translation adjustment. . . . . . . . . . . . . . . .       233      (251)
Retained earnings (deficit). . . . . . . . . . . . . . . . . . .   (71,427)   40,730
                                                                  ---------  --------
                                                                   (71,124)   40,549
                                                                  ---------  --------
                                                                    77,422   222,790
                                                                  ---------  --------

See accompanying notes


On  behalf  of  the  Board:

---------------      ---------------
     Director         Director

Westcor  Mortgage  Inc.



STATEMENTS  OF  INCOME  (LOSS)  AND  COMPREHENSIVE  INCOME  (LOSS)  AND RETAINED
EARNINGS  (DEFICIT)
(all  amounts  expressed  in  U.S.  dollars)

For  the  years  ended  April  30


                                              2000     1999
                                               $        $
                                           ----------  --------
REVENUE                                     511,959    713,653
-----------------------------------------  ----------  --------

EXPENSES
Advertising and promotion                    29,653     12,492
Amortization                                  4,848      3,937
Appraisals, credit reports and searches      10,030     13,369
Automobile                                    8,156      7,942
Bad debts                                     8,683      8,156
Commission                                  177,373    268,164
Dues, fees and memberships                    3,042        830
Forgiven stockholder debt [note 4]           78,408       -
Interest and bank charges                     3,902      4,626
Office                                       20,786     19,973
Professional fees                            17,894      8,671
Rent, insurance and taxes                    28,621     28,076
Salaries                                    214,542    290,734
Telephone                                    18,178     19,070
                                           ----------  --------
                                            624,116    686,040
                                           ----------  --------
Income (loss) before income taxes          (112,157)    27,613
Income tax expense [note 9]                     -        5,835
-----------------------------------------  ----------  --------
Net income (loss)                          (112,157)    21,778
Other comprehensive gain (loss)
Foreign currency translation adjustment         484        307
                                           ----------  --------
Comprehensive income (loss)                (111,673)    22,085
-----------------------------------------  ----------  --------

Retained earnings, beginning of year         40,730     18,952
Net income (loss)                          (112,157)    21,778
                                           ----------  --------
Retained earnings (deficit), end of year    (71,427)    40,730
-----------------------------------------  ----------  --------

Earnings per common share                   (1,122)        218
-----------------------------------------  ----------  --------

See accompanying notes

Westcor  Mortgage  Inc.



STATEMENTS  OF  CASH  FLOWS
(all  amounts  expressed  in  U.S.  dollars)

For  the  year  ended  April  30


                                                               2000       1999
                                                                $          $
                                                            ----------  ---------
Cash flows from (used in) operating activities
Net income (loss). . . . . . . . . . . . . . . . . . . . .   (112,157)    21,778
Items not affecting cash
Forgiven stockholder debt. . . . . . . . . . . . . . . . .     78,408          -
Amortization . . . . . . . . . . . . . . . . . . . . . . .      4,848      3,937
Foreign currency translation adjustment. . . . . . . . . .        484        307
                                                            ----------  ---------
                                                              (28,417)    26,022
Net change in non-cash working capital balances [note 11].     23,544     11,198
                                                            ----------  ---------
                                                               (4,873)    37,220
                                                            ----------  ---------

Cash flows used in investing activities
Purchase of capital assets . . . . . . . . . . . . . . . .          -    (12,504)
Proceeds from disposal of capital assets . . . . . . . . .         95          -
Increase in term deposits. . . . . . . . . . . . . . . . .       (261)       (63)
                                                            ----------  ---------
                                                                 (166)   (12,567)
                                                            ----------  ---------

Cash flows from (used in) financing activities
Repayment (loans issued to) by stockholders. . . . . . . .      2,787    (55,800)
Increase in bank indebtedness. . . . . . . . . . . . . . .      2,809     32,055
Decrease in notes payable. . . . . . . . . . . . . . . . .       (557)      (909)
                                                            ----------  ---------
                                                                5,039    (24,654)
                                                            ----------  ---------

Increase (decrease) in cash. . . . . . . . . . . . . . . .          -         (1)
Cash, beginning of year. . . . . . . . . . . . . . . . . .         34         35
                                                            ----------  ---------
Cash, end of year. . . . . . . . . . . . . . . . . . . . .         34         34
                                                            ----------  ---------

Interest paid. . . . . . . . . . . . . . . . . . . . . . .      3,902      4,626
Income taxes paid. . . . . . . . . . . . . . . . . . . . .      5,123
                                                            ----------  ---------

See accompanying notes

BASIS  OF  PRESENTATION

Westcor Mortgage Inc. (the "Company") was incorporated on February 18, 1994 under the Alberta Business Corporation's Act as 600455 Alberta Ltd. On May 25, 1994, 600455 Alberta Ltd. changed its name to Westcor Mortgage Inc. The company's business purpose is to provide mortgage brokering services. The Company was acquired on June 16, 2000 by EFinancial Depot.com.
The Company is dependent upon Efinancial Depot.com to provide funding to support its continuing operations as it works towards sustained profitability.

Significant  Accounting  Policies

The financial statements have, in management's opinion, been properly prepared in accordance with accounting principles generally accepted in the United States.

Use  of  estimates

Because a precise determination of many assets and liabilities is dependent upon future events, the preparation of financial statements for a period necessarily involves the use of estimates which would affect the amount of recorded assets, liabilities, revenues and expenses. Actual amounts could differ from these estimates.

Capital  assets

Capital assets are recorded at cost and are depreciated at the following annual rates which are designed to amortize the cost of the assets over their estimated useful lives:

     Furniture  and  fixtures     -  20%         diminishing     balance
     Computer  hardware           -  30%         diminishing     balance
     Computer  software           -  100%        diminishing     balance
     Leasehold  improvements  -  straight  line  over  the  lease  term

Revenue  and  unearned  revenue

Commissions from mortgage brokering are recognized when the lending institution and client have finalized an agreement to provide mortgage funds. Brokerage fees, application fees and direct expense reimbursements received in advance of a final agreement are recorded as unearned revenue.

Advertising

Advertising  costs  are  expensed  as  incurred.

Income  taxes

The Company follows the liability method of accounting for the tax effect of temporary differences between the carrying amount and the tax basis of the company's assets and liabilities. Temporary differences arise when the realization of an asset or the settlement of a liability would give rise to either an increase or decrease in the Company's income taxes payable for the year or later period. Deferred income taxes are recorded at the income tax rates that are expected to apply when the deferred tax liability is settled or the deferred tax asset is realized. When necessary, valuation allowances are established to reduce deferred income tax assets to the amount expected to be realized. Income tax expense is the tax payable for the period and the change during the period in deferred income tax assets and liabilities.

Foreign  currency  translation

The financial statements are prepared in US dollars whereas the functional currency of the Company is the Canadian dollar. Accordingly, assets and liabilities are translated at the year-end exchange rate and revenues and expenses are translated at average exchange rates. Gains and losses arising from the translation of the financial statements are recorded in Cumulative Translation Adjustment in stockholder's equity and are included in comprehensive income.

3.     TERM  DEPOSITS

The term deposits mature in February, 2001 and bear interest at 4.0 percent (1999 - 3.0 percent) per annum. The term deposits are required to be held as a condition of the Company's line of credit [see Note 6].

4.     DUE  FROM  STOCKHOLDERS

The stockholder loan is non-interest bearing and has no fixed repayment terms. As at February 1, 2000, $78,408, the balance of the loan as at that date, was forgiven by the Company.


5.     CAPITAL  ASSETS

                          2000
                          ----
                               Accumulated   Net Book
                          Cost Depreciation  Value
                           $        $        $
                        -------  -------  -------
                        -------  -------  -------
Furniture and fixtures    9,129    5,593    3,536
Computer hardware. . .   17,173    9,231    7,942
Computer software. . .      699      699        -
Leasehold improvements    3,096    2,089    1,007
                        -------  -------  -------
                         30,097   17,612   12,485
                        -------  -------  -------



                          1999
                          ----
                               Accumulated   Net Book
                          Cost Depreciation  Value
                           $        $        $
                        -------  -------  -------
                        -------  -------  -------
Furniture and fixtures    9,203    4,709    4,494
Computer hardware. . .   17,173    5,828   11,345
Computer software. . .      699      633       66
Leasehold improvements    3,096    1,573    1,523
                        -------  -------  -------
                         30,171   12,743   17,428
                        -------  -------  -------



6.     BANK  INDEBTEDNESS

The Company has a $33,765 ($50,000 Cdn.) line of credit with its bank which was fully drawn at April 30, 2000 (1999 - $34,200 was drawn). This line of credit is repayable on demand and bears interest at the bank's prime rate plus one and one-half percent (prime rate - 7.00%). The Company is required to hold $7,306
(1999 - $7,045) in term deposits [see note 3]. A registered general security agreement over assets has been pledged as collateral.
In addition to amounts drawn on its line of credit, the Company has a bank overdraft at April 30, 2000 of $5,788 (1999 - $2,544).

7.     NOTES  PAYABLE

The notes bear interest at 20% per annum payable monthly. On June 1, 2000, the note payable was renegotiated to require a principal repayment of $23,478 on September 1, 2000 with the remaining $21,610 due on March 15, 2001. The principal repayments include penalties for the renegotiation. The estimated fair value of the notes payable is $25,047. This is based on the estimated present value of the principal and interest under the notes payable.
A  personal  asset  of  the  shareholder  has  been  pledged  as  collateral.

8.     Share  Capital

Authorized
Unlimited  number  of  no  par  value  Class  A  common  voting  shares
Unlimited  number  of  no  par  value  Class  B  common  voting  shares
Unlimited  number  of  no  par  value  Class  C  redeemable  preferred  shares

                                                        2000     1999
                                                         $        $
Issued  and  outstanding
100 common shares                                          70       70
                                                        -----------------

9.     Income  Taxes

The income tax expense differs from the amount computed by applying the Canadian federal statutory tax rates to the loss before income taxes for the following reasons:


                                                       2000     1999
                                                        $        $
                                                    ---------  ------

Income tax expense at the Canadian statutory rate.   (21,444)   5,256
Increase (decrease) in taxes resulting from:
Change in deferred tax asset valuation allowance .     5,903        -
Non-deductible expenses. . . . . . . . . . . . . .       538      579
  Forgiven stockholder debt. . . . . . . . . . . .    15,003        -
--------------------------------------------------  ---------  ------
Income tax expense (recovery). . . . . . . . . . .         -    5,835
--------------------------------------------------  ---------  ------



Future income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's future tax assets are as follows:


                                  April  30,  April  30,
                                    2000        1999
                                       $        $
                                    --------  -----

Future tax assets:
  Net operating loss carryforwards   (5,894)     -
  Organization costs . . . . . . .      (47)   (51)
  Depreciation . . . . . . . . . .       38     51
----------------------------------  --------  -----
Net future tax assets. . . . . . .    5,903      -
Valuation allowance. . . . . . . .   (5,903)     -
Net future tax assets. . . . . . .        -      -
----------------------------------  --------  -----



The Company has provided a valuation allowance for the full amount of future tax assets in light of its operating loss in the current year.
The Company has Canadian operating losses carried forward of $30,665 which expire in 2007.

10.     Commitments

The Company is committed to the following annual minimum lease payments under operating leases for premises and equipment:

                                                                            $
                                                                          ------
                                                                 2001     45,045
                                                                 2002     40,056
                                                                 2003      8,621

11.     net  change  in  non-cash  working  capital



                                             2000       1999
                                              $          $
                                          ---------  ---------
Accounts receivable. . . . . . . . . . .    59,459    (12,929)
Prepaid expenses and deposits. . . . . .        32         51
Accounts payable and accrued liabilities   (35,985)    24,757
Unearned revenue . . . . . . . . . . . .    (2,850)    (1,691)
Income taxes payable . . . . . . . . . .     2,888      1,010
----------------------------------------  ---------  ---------
Change relating to operating activities.    23,544     11,198
----------------------------------------  ---------  ---------



12.     segmented  information

The Company's activities are conducted in one operating segment with all activities relating to mortgage brokering. All activities are carried out in Canada.

13.      FINANCIAL  INSTRUMENTS

Financial instruments comprising term deposits, accounts receivable, amounts due from stockholders, deposits, bank indebtedness and accounts payable and accrued liabilities approximate their fair value. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

14.     RECENT  PRONOUNCEMENTS

In June, 1998, the FASB issued SFAS No. 133, "Accounting for Derivatives and Hedging Activities", which became effective June 30, 2000. The Company does not acquire derivatives or engage in hedging activities.
In December, 1999, the SEC issued SAB 101, Revenue Recognition in Financial Statements, which will become effective December 31, 2000. The Company does not expect the standard to have a material effect on its results.

15.     SUBSEQUENT  EVENT

On May 1, 2000, the Company amended its share capital such that 100,000 Class A common voting shares and 259,520 new non-voting exchangeable common shares were issued in exchange for the existing 100 common shares.

Effective June 16, 2000, EFinancial Depot.com purchased all the outstanding Class A common voting shares of the Company in exchange for $592,636 to be paid over the next six months. The former shareholders still hold the 295,520 issued and outstanding non-voting exchangeable shares in the Company.


 (b)      Pro  Forma  Financial  Information.


               Consolidated  Pro  Forma  Unaudited  Balance  Sheet
                   as  of  December  31,  1999

                  Consolidated Pro Forma Unaudited Statement of Operations as of December 31, 1999

                  Notes  to  Condensed  Pro Forma Unaudited Financial Statements
                 as  of  December  31,  1999



                                                 EFINANCIAL DEPOT. COM, INC.
                                        CONSOLIDATED PROFORMA UNAUDITED BALANCE SHEET
                                                      DECEMBER 31, 1999
                                                            ASSETS
                                                                                     Pro forma        Pro forma
                                                             eFinancial    Westcor   Adjustments      Consolidated
                                                            ------------  ---------  ------------     --------------
CURRENT ASSETS:

   Cash. . . . . . . . . . . . . . . . . . . . . . . . . .  $    11,859      7,340                      $      19,199
   Accounts Receivable, net of allowance . . . . . . . . .      119,610     51,827                            171,437
   Securities available for sale . . . . . . . . . . . . .       51,836          -                             51,836
   Accrued tax benefits. . . . . . . . . . . . . . . . . .       17,980          -                             17,980
   Prepaid expenses. . . . . . . . . . . . . . . . . . . .       35,005      2,447                             37,452
   Due from related parties. . . . . . . . . . . . . . . .            -      3,323                              3,323
                                                            ------------  ---------                     --------------
                                                                236,290     64,937                            301,227

 PROPERTY AND EQUIPMENT, AT COST:. . . . . . . . . . . . .                       -
   Furniture and equipment , net . . . . . . . . . . . . .       31,156     12,485                             43,641
 OTHER ASSETS:
   Goodwill. . . . . . . . . . . . . . . . . . . . . . . .            -          -     1,580,151  (1)       1,580,151
                                                            ------------  ---------                         ----------

                                                            $   267,446   $ 77,422                      $   1,925,019
                                                            ============  =========                     ==============

 LIABILITIES AND STOCKHOLDERS' EQUITY
 CURRENT LIABILITIES:
   Accounts payable and accrued expenses . . . . . . . . .      152,328     65,774         7,364  (1)         225,466
   Notes payable to seller . . . . . . . . . . . . . . . .                               592,636  (1)         592,636
   Notes payable . . . . . . . . . . . . . . . . . . . . .       28,220     82,772                            110,992
                                                            ------------  ---------                      --------------
                                                                180,548    148,548                            929,094
 STOCKHOLDERS' EQUITY: . . . . . . . . . . . . . . . . . .
   Common stock. . . . . . . . . . . . . . . . . . . . . .       12,500         70           (70) (1)          12,574
                                                                                              74  (2)
Additional paid in capital . . . . . . . . . . . . . . . .                               908,720  (1)       1,135,827
                                                                                         227,107  (1)
Accumulated earnings/(deficit) . . . . . . . . . . . . . .       96,907    (71,427)       71,427  (1)        (130,200)
                                                                                        (227,107) (2)
  Unrealized loss on securities available for sale . . . .      (22,509)         -                            (22,509)
  Cumulative translation adjustment. . . . . . . . . . . .            -        233                                233
                                                            ------------  ---------                      --------------
                                                                 86,898    (71,124)                           995,925
                                                            ------------  ---------                      --------------
                                                            $   267,446   $ 77,424                      $   1,925,019
                                                            ============  =========                     ==============
See accompanying notes to pro forma financial information
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


                                                   EFINANCIAL DEPOT. COM, INC.
                                     CONSOLIDATED PROFORMA UNAUDITED STATEMENT OF OPERATIONS
                                                        DECEMBER 31, 1999

                                                                                       Pro forma         Pro forma
                                                            eFinancial     Westcor     Adjustments       Consolidated
                                                           ------------  ------------  -----------       --------------
Operating revenue . . . . . . . . . . . . . . . . . . . .  $ 1,197,813   $   511,959                     $   1,709,772

Operating expenses:
  General and administrative. . . . . . . . . . . . . . .    1,023,355       615,366       227,181  (2)      1,865,902
  Depreciation and amortization . . . . . . . . . . . . .        3,520         4,848        79,008  (3)         87,376
                                                           ------------  ------------                       ------------
                                                             1,026,875       620,214                         1,953,278
                                                           ------------  ------------  -----------          ------------

Operating income (loss) . . . . . . . . . . . . . . . . .      170,938      (108,255)                         (243,506)

Interest expense. . . . . . . . . . . . . . . . . . . . .            -        (3,902)                           (3,902)
Realized loss on securities available for sale. . . . . .      (32,203)            -                           (32,203)
                                                           ------------  ------------  -----------          ------------

Net income  (loss) before taxes . . . . . . . . . . . . .      138,735      (112,157)                         (279,611)

Income tax (expense) benefit. . . . . . . . . . . . . . .      (75,350)            -                           (75,350)
                                                           ------------  ------------  -----------          ------------
Net income (loss) . . . . . . . . . . . . . . . . . . . .  $    63,385   $  (112,157)                      $  (354,961)
                                                           ============  ============  ===========         ============
Other comprehensive income (loss):
Foreign currency translation adjustment . . . . . . . . .                        484                               484
                                                           ------------  ------------                      -------------
Comprehensive income (loss) . . . . . . . . . . . . . . .                $ ( 111,673)                      $  (354,477)
                                                           ============  ============                      ==============

Earnings (loss) per common share:
  Basic and diluted . . . . . . . . . . . . . . . . . . .  $      0.01                                     $     (0.03)
                                                           ============                                    ============


Weighted average shares outstanding:
  Basic . . . . . . . . . . . . . . . . . . . . . . . . .   12,500,000                                      12,573,880
  Diluted . . . . . . . . . . . . . . . . . . . . . . . .   12,500,000                                      12,869,400

See accompanying notes to proforma financial information


                           eFINANCIAL  DEPOT.COM, INC.
           NOTES TO CONDENSED PROFORMA UNAUDITED FINANCIAL STATEMENTS
                                December 31, 1999

The Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations of eFinancial Depot.Com, Inc. (eFinancial) and Westcor Mortgage, Inc. (Westcor) as if the acquisition had occurred at the beginning of 1999.

In consideration for the acquisition of all of the issued and outstanding shares of common stock of Westcor, eFinancial issued promissory notes totaling
$ 592,636, a retainage holdback of $ 7,364 and 295,520 newly issued exchangeable shares of Westcor . The exchangeable shares are exchangeable into the Company's common stock on a one for one basis. The exchangeable stock issued in this transaction was valued at the average of the eFinancial stock closing price five days prior to June 22, 2000.


Following is a description of the proforma adjustments that have been made to the financial statements.

(1) To record the acquisition of Westcor for stock and notes payable. The significant components of this transaction are:

     Stock issued                                                    $ 908,724
     Notes payable issued                                              592,636
     Retainage payable                                                   7,364
     Excess of liabilities assumed over assets acquired                 71,427
                                                                 -------------
     Total consideration paid                                      $ 1,580,151
                                                                      ==========

(2) To record issuance of 73,880 shares of unregistered common stock in connection with financial advisory services rendered to the Company. The shares were valued at the average of the eFinancial stock closing price five days prior to June 22, 2000.

(3) To record one year's amortization of intangibles arising from the acquisition of Westcor. The intangible assets acquired in the acquisition of Westcor are being amortized over a twenty-year period.


(c)     Exhibits

(2) Plan of Acquisition, reorganization, arrangement, liquidation or succession

     2.1 Share Purchase Agreement dated February 29, 2000 between Patricia Kirkham and Dennis Petersen and the Company

     2.2 Support Agreement dated February 29, 2000 between the Registrant and Westcor Mortgage Inc.

     2.3 Voting Trust and Exchange Agreement dated February 29, 2000 among the Registrant, Westcor Mortgage Inc., Miller Thomson, Patricia Kirkham and Dennis Petersen

     2.4 Hypothecation Agreement dated February 29, 2000 among Patricia Kirkham, Dennis Petersen, Westcor Mortgage Inc., Miller Thomson and the Registrant

     2.5 Escrow Agreement dated February 29, 2000 among the Registrant, Clark, Wilson, Patricia Kirkham, Dennis Petersen, Oxford Capital Corp. and Westcor Mortgage Inc.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     E-FINANCIAL  DEPOT.COM,  INC.


Date:  August 31,  2000             /s/  John  Huguet
                                    -----------------
                                    John  Huguet,  President  and  CEO